Exhibit 99.2

The New York Times Company Reports December Revenues

NEW YORK--(BUSINESS WIRE)--Jan. 31, 2008--The New York Times Company announced today that in December total Company revenues from continuing operations decreased 22.4% compared with December 2006, when our fiscal calendar included an additional week; excluding the estimated impact of the additional week in 2006, they decreased 8.2%. Advertising revenues decreased 25.2%; excluding the additional week, they decreased 12.0%. Circulation revenues decreased 17.8%; excluding the additional week, they increased 0.6%.

Reconciliations of revenues excluding the additional week in 2006 to revenues including the additional week are included in the schedules to this release.

In addition, comparisons for December 2007 were adversely affected by the timing of when the fiscal month began. December 2007 began on December 3 while December 2006 began on November 27. This resulted in fewer advertising days before Christmas in the December 2007 period.

All comparisons are for December 2007 to December 2006 unless otherwise noted:

News Media Group: Advertising revenues for the News Media Group decreased 26.6%, and excluding the additional week, decreased 13.8%.

The New York Times Media Group - Advertising revenues for The New York Times Media Group decreased 24.8%, and excluding the additional week, decreased 13.3%. Advertising revenues were affected by a shift in the timing of T: Holiday, which was published in fiscal November this year compared with fiscal December last year. National advertising revenues decreased as weakness in healthcare, books, technology products and transportation offset growth in the financial services, entertainment, national automotive and packaged goods categories. Retail advertising revenues decreased mainly due to softness in fashion jewelry, department store and mass market advertising. Classified advertising revenues decreased because of weakness in help-wanted, real estate and automotive advertising.

New England Media Group - Advertising revenues for the New England Media Group decreased 31.4%, and excluding the additional week, decreased 17.7%. National advertising revenues decreased due to weakness in telecommunications, pharmaceutical/packaged goods, technology and travel advertising. Retail advertising revenues decreased primarily due to weakness in the jewelry/watches, department store, records/books and computer/office supplies categories. Classified advertising revenues decreased because of softness in real estate and help-wanted advertising.

Regional Media Group - Advertising revenues for the Regional Media Group decreased 28.1%, and excluding the additional week, decreased 11.3%. Retail advertising revenues were down mainly because of decreases in home improvement, home furnishings and department store advertising. Classified advertising revenues decreased due to continued weakness in help-wanted, real estate and automotive advertising.

Internet advertising revenues included in the News Media Group rose 2.7%, and excluding the additional week, increased 20.7%, due to growth in display advertising.

Circulation revenues for the News Media Group decreased 17.8%, and excluding the additional week, increased 0.6%. Revenues were on a par with last year across the News Media Group.

About Group – Advertising revenues at the About Group (which includes the Web sites of About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com) rose 10.7%, and excluding the additional week, increased 32.7%. December’s growth was principally due to increases in both cost-per-click and display advertising. Display advertising increased primarily because of strength in the Internet, technology and financial services categories. In addition, advertising revenues reflect the acquisitions of ConsumerSearch.com in May 2007 and UCompareHealthCare.com in March 2007. Excluding these acquisitions, advertising revenues decreased about 1%, and excluding the additional week, increased approximately 19%.

In addition, The New York Times Company had the 10th largest presence on the Web, with 48.7 million unique visitors in the United States according to Nielsen Online, up approximately 10% from 44.2 million unique visitors in December 2006. Also according to Nielsen Online, NYTimes.com had 17.2 million unique visitors in December and was the No. 1 newspaper Web site in the United States, a position it has long held.

The New York Times Company (NYSE: NYT), a leading media company with 2007 revenues of $3.2 billion, includes The New York Times, the International Herald Tribune, The Boston Globe, 15 other daily newspapers, WQXR-FM and more than 50 Web sites, including NYTimes.com, Boston.com and About.com. The Company's core purpose is to enhance society by creating, collecting and distributing high-quality news, information and entertainment.

This press release can be downloaded from www.nytco.com.

THE NEW YORK TIMES COMPANY
2007 TOTAL COMPANY REVENUES (a)
($ 000's)

	December			Fourth Quarter			Full Year
			%			%			%
	2007	2006	Change	2007	2006	Change	2007	2006	Change
	(4 weeks)	(5 weeks)		(13 weeks)	(14 weeks)		(52 weeks)	(53 weeks)
Advertising Revenues
News Media
National	$81,455	$105,429	-22.7	$283,424	$293,530	-3.4	$945,480	$938,189	+0.8
Retail	44,833	60,790	-26.2	137,441	157,961	-13.0	451,621	495,413	-8.8
Classified	23,817	38,603	-38.3	101,485	132,425	-23.4	489,221	578,653	-15.5
Other Ad Revenue	4,920	6,434	-23.5	17,462	19,218	-9.1	63,699	65,287	-2.4
Total News Media Group	155,025	211,255	-26.6	539,813	603,134	-10.5	1,950,021	2,077,542	-6.1

About Group (b)	9,430	8,516	+10.7	29,231	23,198	+26.0	97,447	76,394	+27.6

Total Ad Revenues from Continuing Operations	164,455	219,771	-25.2	569,043	626,332	-9.1	2,047,468	2,153,936	-4.9

Circulation Revenues	68,121	82,917	-17.8	225,344	234,729	-4.0	889,882	889,722	0.0
Other Revenues (c)	22,258	25,716	-13.4	71,368	70,423	+1.3	257,727	246,245	+4.7

Total Company Revenues from Continuing Operations	$254,834	$328,403	-22.4	$865,755	$931,484	-7.1	$3,195,077	$3,289,903	-2.9

Discontinued Operations: Broadcast Media Group (d)	0	13,177	N/A	0	49,249	N/A	46,702	156,791	N/A
(a) Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.

(c) Primarily includes revenues from wholesale delivery operations, news services/syndication, commercial printing, advertising service revenue, digital archives, TimesSelect (for periods before October 2007), Baseline StudioSystems and rental income.

(d) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.
THE NEW YORK TIMES COMPANY
2007 TOTAL COMPANY REVENUES
EXCLUDING THE ADDITIONAL WEEK (a)
($ 000's)

	December			Fourth Quarter			Full Year
			%			%			%
	2007	2006	Change	2007	2006	Change	2007	2006	Change
	(4 weeks)	(4 weeks)		(13 weeks)	(13 weeks)		(52 weeks)	(52 weeks)
Advertising Revenues
News Media
National	$81,455	$88,698	-8.2	$283,424	$276,799	+2.4	$945,480	$921,458	+2.6
Retail	44,833	52,519	-14.6	137,441	149,691	-8.2	451,621	487,142	-7.3
Classified	23,817	33,274	-28.4	101,485	127,096	-20.2	489,221	573,324	-14.7
Other Ad Revenue	4,920	5,332	-7.7	17,462	18,116	-3.6	63,699	64,186	-0.8
Total News Media Group	155,025	179,822	-13.8	539,813	571,702	-5.6	1,950,021	2,046,110	-4.7

About Group (b)	9,430	7,106	+32.7	29,231	21,788	+34.2	97,447	74,984	+30.0

Total Ad Revenues from Continuing Operations	164,455	186,929	-12.0	569,043	593,490	-4.1	2,047,468	2,121,094	-3.5

Circulation Revenues	68,121	67,724	+0.6	225,344	219,536	+2.6	889,882	874,529	+1.8
Other Revenues (c)	22,258	22,921	-2.9	71,368	67,628	+5.5	257,727	243,450	+5.9

Total Company Revenues from Continuing Operations	$254,834	$277,573	-8.2	$865,755	$880,654	-1.7	$3,195,077	$3,239,073	-1.4

Discontinued Operations: Broadcast Media Group (d)	0	10,752	N/A	0	46,824	N/A	46,702	154,366	N/A
(a) Due to the Company's fiscal calendar 2006 included an additional week. For purposes of this comparison, 2006 excludes the additional week. Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.

(c) Primarily includes revenues from wholesale delivery operations, news services/syndication, commercial printing, advertising service revenue, digital archives, TimesSelect (for periods before October 2007), Baseline StudioSystems and rental income.

(d) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.

THE NEW YORK TIMES COMPANY
2007 ADVERTISING REVENUES (a)
($ 000's)

	December			Fourth Quarter			Full Year
			%			%			%
	2007	2006	Change	2007	2006	Change	2007	2006	Change
	(4 weeks)	(5 weeks)		(13 weeks)	(14 weeks)		(52 weeks)	(53 weeks)
News Media Group
New York Times Media Group	$101,954	$135,562	-24.8	$355,037	$383,083	-7.3	$1,222,811	$1,268,592	-3.6
New England Media Group	28,149	41,050	-31.4	99,764	118,174	-15.6	389,178	425,743	-8.6
Regional Media Group	24,922	34,642	-28.1	85,012	101,877	-16.6	338,032	383,207	-11.8

Total News Media Group	155,025	211,255	-26.6	539,813	603,134	-10.5	1,950,021	2,077,542	-6.1

About Group (b)	9,430	8,516	+10.7	29,231	23,198	+26.0	97,447	76,394	+27.6

Total Ad Revenues from Continuing Operations	$164,455	$219,771	-25.2	$569,043	$626,332	-9.1	$2,047,468	$2,153,936	-4.9

Discontinued Operations: Broadcast Media Group (c)	0	12,899	N/A	0	48,597	N/A	45,745	154,266	N/A
(a) Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.

(c) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.
THE NEW YORK TIMES COMPANY
2007 ADVERTISING REVENUES
EXCLUDING THE ADDITIONAL WEEK (a)
($ 000's)

	December			Fourth Quarter			Full Year
			%			%			%
	2007	2006	Change	2007	2006	Change	2007	2006	Change
	(4 weeks)	(4 weeks)		(13 weeks)	(13 weeks)		(52 weeks)	(52 weeks)
News Media Group
New York Times Media Group	$101,954	$117,546	-13.3	$355,037	$365,067	-2.7	$1,222,811	$1,250,576	-2.2
New England Media Group	28,149	34,185	-17.7	99,764	111,309	-10.4	389,178	418,878	-7.1
Regional Media Group	24,922	28,091	-11.3	85,012	95,326	-10.8	338,032	376,656	-10.3

Total News Media Group	155,025	179,822	-13.8	539,813	571,702	-5.6	1,950,021	2,046,110	-4.7

About Group (b)	9,430	7,106	+32.7	29,231	21,788	+34.2	97,447	74,984	+30.0

Total Ad Revenues from Continuing Operations	$164,455	$186,929	-12.0	$569,043	$593,490	-4.1	$2,047,468	$2,121,094	-3.5

Discontinued Operations: Broadcast Media Group (c)	0	10,487	N/A	0	46,185	N/A	45,745	151,854	N/A
(a) Due to the Company's fiscal calendar 2006 included an additional week. For purpose of this comparison, 2006 excludes the additional week. Numbers may not add due to rounding.

(b) Includes the Web sites of About.com, ConsumerSearch.com, UCompareHealthCare.com and Calorie-Count.com.

(c) On May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.
THE NEW YORK TIMES COMPANY
2007 NEWS MEDIA AD REVENUE GROWTH
BY CLASSIFIED CATEGORY
(2006 Includes the Additional Week)

	% Change	% Change	% Change
	Dec '07	Q4 '07	2007
	vs. Dec '06	vs. Q4 '06	vs. 2006

Help Wanted	-52.2	-29.1	-15.6
Real Estate	-39.9	-26.6	-20.2
Automotive	-32.5	-24.1	-18.6
Other	-17.3	+0.7	+7.6
Total Classified	-38.3	-23.4	-15.5
THE NEW YORK TIMES COMPANY
2007 PRINT ADVERTISING VOLUME (a)
(Inches in thousands, Preprints in thousands of copies)

	December			Fourth Quarter			Full Year
			%			%			%
	2007	2006	Change	2007	2006	Change	2007	2006	Change
	(4 weeks)	(5 weeks)		(13 weeks)	(14 weeks)		(52 weeks)	(53 weeks)
National	183.3	273.0	-32.9	632.6	736.5	-14.1	2,200.5	2,399.5	-8.3
Retail	481.8	677.2	-28.9	1,569.7	1,853.1	-15.3	5,772.5	6,396.3	-9.8
Classified	450.9	745.2	-39.5	1,607.9	2,299.1	-30.1	7,735.3	9,509.4	-18.7
Total ROP	1,116.0	1,695.4	-34.2	3,810.2	4,888.7	-22.1	15,708.3	18,305.2	-14.2
Part Run/ Zoned	118.6	160.7	-26.2	419.2	531.2	-21.1	1,670.1	1,989.8	-16.1

Total	1,234.6	1,856.1	-33.5	4,229.4	5,419.9	-22.0	17,378.4	20,295.0	-14.4

Preprints	269,931	339,897	-20.6	834,046	903,182	-7.7	2,829,002	2,963,946	-4.6
(a) Advertising volume is based on preliminary internal data, which may be updated in subsequent reports and may not be indicative of advertising revenue or operating profit. Numbers may not add due to rounding.

THE NEW YORK TIMES COMPANY
RECONCILIATION OF 2006 TOTAL REVENUES EXCLUDING THE ADDITIONAL WEEK (a)

The Company's 2006 fiscal December, fourth quarter and year included an additional week (5 weeks, 14 weeks and 53 weeks) compared with the 2007 fiscal December, fourth quarter and year (4 weeks, 13 weeks and 52 weeks). This release includes revenues excluding the effect of the additional week (a non-GAAP financial measure). The Company believes that these measures are more indicative of ongoing performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Reconciliations of these items to the most directly comparable GAAP item are below.

2006 Total Revenues
($ 000’s)

	December				Fourth Quarter				Full Year
	2006 As Reported	Additional Week	2006 Adjusted	% Change vs. 2007	2006 As Reported	Additional Week	2006 Adjusted	% Change vs. 2007	2006 As Reported	Additional Week	2006 Adjusted	% Change vs. 2007
	(5 weeks)		(4 weeks)		(14 weeks)		(13 weeks)		(53 weeks)		(52 weeks)
Advertising Revenues
News Media
National	$105,429	$(16,731)	$88,698	-8.2	$293,530	$(16,731)	$276,799	+2.4	$938,189	$(16,731)	$921,458	+2.6
Retail	60,790	(8,271)	52,519	-14.6	157,961	(8,271)	149,691	-8.2	495,413	(8,271)	487,142	-7.3
Classified	38,603	(5,329)	33,274	-28.4	132,425	(5,329)	127,096	-20.2	578,653	(5,329)	573,324	-14.7
Other Ad Revenue	6,434	(1,102)	5,332	-7.7	19,218	(1,102)	18,116	-3.6	65,287	(1,102)	64,186	-0.8

Total News Media Group	211,255	(31,432)	179,822	-13.8	603,134	(31,432)	571,702	-5.6	2,077,542	(31,432)	2,046,110	-4.7

About Group	8,516	(1,410)	7,106	+32.7	23,198	(1,410)	21,788	+34.2	76,394	(1,410)	74,984	+30.0

Total Ad Revenues from Continuing Operations	219,771	(32,842)	186,929	-12.0	626,332	(32,842)	593,490	-4.1	2,153,936	(32,842)	2,121,094	-3.5

Circulation Revenues	82,917	(15,193)	67,724	+0.6	234,729	(15,193)	219,536	+2.6	889,722	(15,193)	874,529	+1.8
Other Revenues	25,716	(2,795)	22,921	-2.9	70,423	(2,795)	67,628	+5.5	246,245	(2,795)	243,450	+5.9

Total Revenues from Continuing Operations	$328,403	$(50,830)	$277,573	-8.2	$931,484	$(50,830)	$880,654	-1.7	$3,289,903	$(50,830)	$3,239,073	-1.4

Discontinued Operations: Broadcast Media Group (b)	13,177	(2,425)	10,752	N/A	49,249	(2,425)	46,824	N/A	156,791	(2,425)	154,366	N/A

(a) Numbers may not add due to rounding.

(b) In May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.

THE NEW YORK TIMES COMPANY
RECONCILIATION OF 2006 ADVERTISING REVENUES EXCLUDING THE ADDITIONAL WEEK (a)

The Company's 2006 fiscal December, fourth quarter and year included an additional week (5 weeks, 14 weeks and 53 weeks) compared with the 2007 fiscal December, fourth quarter and year (4 weeks, 13 weeks and 52 weeks). This release includes revenues excluding the effect of the additional week (a non-GAAP financial measure). The Company believes that these measures are more indicative of ongoing performance. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Reconciliations of these items to the most directly comparable GAAP item are below.

2006 Advertising Revenue
($ 000’s)

	December				Fourth Quarter				Full Year
	2006 As Reported	Additional Week	2006 Adjusted	% Change vs. 2007	2006 As Reported	Additional Week	2006 Adjusted	% Change vs. 2007	2006 As Reported	Additional Week	2006 Adjusted	% Change vs. 2007
	(5 weeks)		(4 weeks)		(14 weeks)		(13 weeks)		(53 weeks)		(52 weeks)
News Media Group
New York Times Media Group	$135,562	$(18,016)	$117,546	-13.3	$383,083	$(18,016)	$365,067	-2.7	$1,268,592	$(18,016)	$1,250,576	-2.2
New England Media Group	41,050	(6,865)	34,185	-17.7	118,174	(6,865)	111,309	-10.4	425,743	(6,865)	418,878	-7.1
Regional Media Group	34,642	(6,551)	28,091	-11.3	101,877	(6,551)	95,326	-10.8	383,207	(6,551)	376,656	-10.3

Total News Media Group (b)	211,255	(31,432)	179,822	-13.8	603,134	(31,432)	571,702	-5.6	2,077,542	(31,432)	2,046,110	-4.7

About Group	8,516	(1,410)	7,106	+32.7	23,198	(1,410)	21,788	+34.2	76,394	(1,410)	74,984	+30.0

Total Ad Revenues from Continuing Operations	$219,771	$(32,842)	$186,929	-12.0	$626,332	$(32,842)	$593,490	-4.1	$2,153,936	$(32,842)	$2,121,094	-3.5

Discontinued Operations: Broadcast Media Group (c)	12,899	(2,412)	10,487	N/A	48,597	(2,412)	46,185	N/A	154,266	(2,412)	151,854	N/A

(a) Numbers may not add due to rounding.

(b) Internet advertising revenues included in the News Media Group were $17.4 million in December 2007 compared with $17.0 million in December 2006 and $14.4 million in December 2006 excluding the additional week.

(c) In May 7, 2007, the Company sold the Broadcast Media Group, consisting of nine network-affiliated television stations, their related Web sites and the digital operating center, for approximately $575 million.

CONTACT:
The New York Times Company
Catherine J. Mathis, 212-556-1981
mathis@nytimes.com
or
Paula Schwartz, 212-556-5224
paula.schwartz@nytimes.com